                                     FORM 8

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                       AMENDMENT TO APPLICATION OR REPORT

         Filed pursuant to Section 12, 13, or 15 (d) of THE SECURITIES

                              EXCHANGE ACT OF 1934


                                FONAR CORPORATION

               (Exact name of registrant as specified in charter)

                           Commission File No. 0-10248

                                 AMENDMENT NO. 1

          The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (Date of Earliest Event Reported: June 30, 1997) as set forth in the pages attached hereto:

          Item 7 (Financial Statements and Exhibits): Amended to add the financial statements and information required by Item 7 of Form 8-K in connection with the acquisition described in the Form 8-K.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              FONAR CORPORATION
                                               (Registrant)


                                       By: /s/ Raymond V. Damadian
                                           Raymond V. Damadian
                                           President & Chairman

Date:  September 15, 1997





Item 7.  Financial Statements and Exhibits

         (Exhibits previously filed)

                          AFFORDABLE DIAGNOSTICS, INC.
                                 AND AFFILIATES


                            COMBINED FINANCIAL REPORT


                                  JUNE 30, 1997

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                       INDEX TO COMBINED FINANCIAL REPORT
                                  JUNE 30, 1997






                                                                       Page Nos.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                     1


COMBINED BALANCE SHEETS                                                      2
          As of June 30, 1997 and 1996


COMBINED  STATEMENTS OF INCOME                                               3
     For the Years Ended June 30, 1997 and 1996 and For the Period from Inception
     (December 14, 1994) to June 30, 1995


COMBINED  STATEMENTS OF EQUITY                                               4
     For the Years Ended June 30, 1997 and 1996
     and For the Period from Inception (December 14, 1994)
     to June 30, 1995


COMBINED STATEMENTS OF CASH FLOWS                                            5
     For the Years Ended June 30, 1997 and 1996 and For the Period from Inception (December 14, 1994) to June 30, 1995


NOTES TO COMBINED FINANCIAL REPORT                                        6 - 14

To the Board of Directors and Owners
  of Affordable Diagnostics, Inc. and Affiliates



                        REPORT OF INDEPENDENT ACCOUNTANTS


     We have audited the accompanying combined balance sheet of Affordable Diagnostics, Inc. and Affiliates (the "Company") as of June 30, 1997 and 1996 and the related combined statements of income, equity, and cash flows for the years ended June 30, 1997 and 1996 and for the period from inception (December 14, 1994) to June 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Affordable Diagnostics, Inc. and Affiliates at June 30, 1997 and 1996 and the combined results of their operations and their cash flows for the years ended June 30, 1997 and 1996 and for the period from inception (December 14, 1994) to June 30, 1995, in conformity with generally accepted accounting principles.

     As more fully discussed in Note 2 to the financial statements, the Company was merged with a subsidiary of U.S. Health Management Corporation, which in turn is a wholly-owned subsidiary of FONAR Corporation.






                                           /S/ TABB, CONIGLIARO & McGANN, P.C.
                                           TABB, CONIGLIARO & McGANN, P.C.

New York, New York
September 9, 1997

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                             COMBINED BALANCE SHEETS


                                                              June 30,
                                                      ------------------------
                                                         1997          1996
                                                      ----------    ----------
                                   ASSETS

CURRENT ASSETS
  Cash and cash equivalents                           $    1,833    $    -
  Accounts receivable - net of allowance for
    uncollectible accounts of $1,882,364 and
    $892,594 at 1997 and 1996, respectively            1,195,912       570,140
                                                      ----------    ----------

      TOTAL CURRENT ASSETS                             1,197,745       570,140

EQUIPMENT AND LEASEHOLD IMPROVEMENTS -  at cost,
  net of accumulated depreciation and amortization       800,825       386,211

EQUIPMENT UNDER CONSTRUCTION                             315,000         -

OTHER ASSETS                                              19,906         7,500
                                                      ----------    ----------

      TOTAL ASSETS                                    $2,333,476    $  963,851
                                                      ==========    ==========


                           LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Cash overdraft                                      $    -        $   20,819
  Accounts payable and accrued liabilities                84,762        57,116
  Current maturities of capital lease obligations        103,420         -
  Due to officers/shareholders                             -             2,873
  Construction loan                                      315,000         -
                                                      ----------        ------

      TOTAL CURRENT LIABILITIES                          503,182        80,808

CAPITAL LEASE OBLIGATIONS, net of current
  maturities                                             420,484         -

DEFERRED RENT PAYABLE                                     81,900        40,375
                                                      ----------    ----------

      TOTAL LIABILITIES                                1,005,566       121,183
                                                      ----------    ----------

COMMITMENTS AND CONTINGENCIES

EQUITY
  Common stock                                             2,000         2,000
  Paid-in capital                                        200,000       200,000
  Retained earnings                                          563           563
  Members' equity                                      1,097,847       612,605
  Partners' capital                                       27,500        27,500
                                                      ----------    ----------

      TOTAL EQUITY                                     1,327,910       842,668
                                                      ----------    ----------

      TOTAL LIABILITIES AND EQUITY                    $2,333,476    $  963,851
                                                      ==========    ==========

The  accompanying   notes  are  an  integral  part  of  the  combined  financial statements.

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                          COMBINED STATEMENTS OF INCOME








                                        For the Years Ended       For the Period
                                              June 30,            from Inception
                                      ---------------------- (December 14, 1994)
                                         1997           1996    to June 30, 1995
                                      ----------    ---------- -----------------

FEE REVENUE - NET                     $3,035,037    $1,385,837       $  206,563

OPERATING COSTS                       (2,075,686)     (719,501)        (109,495)

GENERAL AND ADMINISTRATIVE
    EXPENSES                            (654,088)     (353,731)         (96,505)
                                      ----------    ----------       ----------

    OPERATING INCOME                     305,263       312,605              563

INTEREST EXPENSE                          70,021         -                -
                                      ----------    ----------        ---------

    INCOME BEFORE PROVISION FOR
      INCOME TAXES                       235,242       312,605              563

PROVISION FOR INCOME TAXES                 -             -                -
                                      ----------    ----------        ---------

     NET INCOME                       $  235,242    $  312,605       $      563
                                      ==========    ==========       ==========



























The  accompanying   notes  are  an  integral  part  of  the  combined  financial statements.


                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                          COMBINED STATEMENTS OF EQUITY
                 FOR THE YEARS ENDED JUNE 30, 1997 AND 1996 AND
       FOR THE PERIOD FROM INCEPTION (DECEMBER 14, 1994) TO JUNE 30, 1995






                               Common          Paid-in           Retained           Partners'        Members'
                               Stock           Capital           Earnings           Capital          Equity             Total

Issuance of common stock          2,000       $    -            $    -             $    -          $    -            $    2,000
Capital contribution              -              200,000             -                  -               -               200,000
Net income                        -                -                   563              -               -                   563
                             ----------       ----------        ----------         ----------      ----------        ----------

  Balance at June 30, 1995        2,000          200,000               563              -               -               202,563

Partners' contribution            -                -                 -                 27,500           -                27,500
Members' contribution             -                -                 -                  -             300,000           300,000
Net income                        -                -                 -                  -             312,605           312,605
                             ----------       ----------        ----------         ----------      ----------        ----------

  Balance at June 30, 1996        2,000          200,000               563             27,500         612,605           842,668

Members' contribution             -                -                 -                  -             250,000           250,000
Net income                        -                -                 -                  -             235,242           235,242
                             ----------       ----------        ----------         ----------      ----------        ----------

  Balance at June 30, 1997        2,000       $  200,000        $      563         $   27,500      $1,097,847        $1,327,910

                             ==========       ==========        ==========         ==========      ==========        ==========












The  accompanying   notes  are  an  integral  part  of  the  combined  financial statements.


                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                        COMBINED STATEMENTS OF CASH FLOWS



                                                       For the Years Ended                   For the Period
                                                             June 30,                        from Inception
                                                     --------------------------        (December 14, 1994) to
                                                        1997            1996                June 30, 1995
                                                     ----------      ----------        ------------------

Net income                                           $  235,242      $  312,605              $      563
Adjustments to reconcile net income
  to net cash used in operating
  activities:
    Depreciation and amortization                       164,628          90,424                  25,482
    Provision for uncollectible
      accounts                                          989,770         857,101                  35,493
    Deferred rent payable                                41,525          29,900                  10,475
                                                     ----------      ----------              ----------
                                                      1,431,165       1,290,030                  72,013
    Changes in operating assets and liabilities:
        Accounts receivable                          (1,615,542)     (1,293,524)               (169,210)
        Other assets                                    (12,406)         (5,241)                 (2,259)
        Accounts payable and
          accrued liabilities                            27,646          15,565                  41,551
        Due to officers
          shareholders                                   (2,873)        (17,624)                 20,497
                                                     ----------      ----------              ----------

       NET CASH USED IN OPERATING
         ACTIVITIES                                    (172,010)        (10,794)                (37,408)
                                                     ----------      ----------              ----------

CASH USED IN INVESTING ACTIVITIES
    Purchase of equipment and
      leasehold improvements                           (333,753)       (349,709)               (152,408)
                                                     ----------      ----------              ----------

CASH FLOWS FROM FINANCING
  ACTIVITIES
    Proceeds from issuance of
      common stock                                        -               -                       2,000
    Capital contributions                                 -               -                     200,000
    Proceeds from members'
      contribution                                      250,000         300,000                   -
    Proceeds from partners'
      contribution                                        -              27,500                   -
    Proceeds from capital lease                         349,738           -                       -
    Repayment of capital lease
      obligations                                       (71,323)          -                       -
                                                     ----------      ----------              ------

    NET CASH PROVIDED BY FINANCING
      ACTIVITIES                                        528,415         327,500                 202,000
                                                     ----------      ----------              ----------

NET INCREASE (DECREASE) IN CASH                          22,652         (33,003)                 12,184

CASH AT BEGINNING OF THE PERIOD                         (20,819)         12,184                   -
                                                     ----------      ----------              ----------

CASH AT END OF THE PERIOD                            $    1,833      $  (20,819)             $   12,184
                                                     ==========      ==========              ==========


The  accompanying   notes  are  an  integral  part  of  the  combined  financial statements.

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED JUNE 30, 1997 AND 1996 AND
       FOR THE PERIOD FROM INCEPTION (DECEMBER 14, 1994) TO JUNE 30, 1995




     NOTE 1 - DESCRIPTION OF BUSINESS

               Affordable Diagnostics, Inc. (herein referred to as "ADI" and collectively with its affiliated companies as the "Company"), a New York corporation, was incorporated on December 14, 1994. The Company operates and manages three magnetic resonance imaging centers, one out-patient primary care clinic and provides management services including administration, accounting, billing and collection to primary care providers.

     NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

               Basis of Presentation
               ---------------------

               The combined financial statements include the accounts of ADI and the following companies affiliated through common ownership:

                           Bronx Diagnostic Imaging, LLC ("Bronx")
                           Yonkers Diagnostic Imaging, LLC ("Yonkers")
                           N.E. Medical Billing Services, Inc. ("NE")
                           Magnetic Connections - a partnership ("Magnetic")

               All significant intercompany balances and transactions have been eliminated in combination.

               Effective June 30, 1997, ADI entered into a merger agreement, whereby ADI merged with and into a subsidiary of U.S. Health Management Corporation ("HMC"), which, in turn, is a wholly-owned subsidiary of FONAR Corporation ("FONAR"). Pursuant to the merger agreement, shareholders of ADI received 2,740,000 shares of common stock of FONAR, of which 1,764,000 are to be held in escrow pending registration of the shares under the Securities Act of 1933. In addition, 576,000 shares are to be held in escrow contingent upon ADI achieving certain defined financial goals. The remaining 400,000 shares may be sold by the shareholders of ADI subject to certain daily trading volume restrictions.

               Concurrent with the merger agreement, ADI entered into an agreement, whereby ADI purchased all of the assets and properties of Bronx, Yonkers, NE and Magnetic, including its equipment, accounts receivable, contracts and books and records.

               The   accompanying   balance   sheets   reflect  the  assets  and
               liabilities of the Company immediately prior to the merger with HMC and acquisition by ADI.

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED JUNE 30, 1997 AND 1996 AND
       FOR THE PERIOD FROM INCEPTION (DECEMBER 14, 1994) TO JUNE 30, 1995




     NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

               Use of Estimates
               ----------------

               The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities in the combined financial statements and accompanying notes. The most significant estimates relate to accounts receivable allowances, contingencies and the useful lives of equipment. In addition, healthcare industry reforms and reimbursement practices will continue to impact the Company's operations and the determination of allowance estimates. Actual results could differ from those estimates.

               Revenue Recognition
               -------------------

               For the Company's diagnostic imaging centers and out-patient primary care clinic, agreements have been entered into with five Medical Practices (the "PC's") pursuant to which the Company provides management services, office space, diagnostic imaging equipment, other medical equipment and non-medical personnel to the PC's. The agreements have terms of up to 10 years. The PC pays a fee based on the services provided and the usage of the equipment and premises (on a per procedure or per patient basis) of the diagnostic equipment. These fees are recognized on the accrual basis as earned (see Note 3).

               Cash and Cash Equivalents
               -------------------------

               For financial statement purposes, cash and cash equivalents include short-term investments with a maturity of three months or less.

               Equipment and Leasehold Improvements
               ------------------------------------

               Medical equipment, office furniture and equipment are depreciated on the straight-line basis over the estimated useful lives of the assets (5 to 7 years). Leasehold improvements are amortized over the shorter of the term of the lease or the life of the asset. Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized.

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED JUNE 30, 1997 AND 1996 AND
       FOR THE PERIOD FROM INCEPTION (DECEMBER 14, 1994) TO JUNE 30, 1995




     NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

               Accounting for Impairment in Long-Lived Assets
               ----------------------------------------------

               The Financial Accounting Standards Board ("FASB") has issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets Being Disposed of", which the Company adopted on July 1, 1996. This statement requires that long-lived assets and identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying amounts of the assets may not be recoverable. In evaluating recoverability, the Company estimates the future cash flows expected to result from the asset and its eventual disposition. If the sum of future undiscounted cash flows is less than the carrying amount of the asset, an impairment loss is recognized. No such loss was recognized in the financial statements. The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In performing this review, the Company estimates the future cash flows expected to result from the use of the asset and its eventual disposition.

               Income Taxes
               ------------

               For the periods through June 30, 1997, ADI and its affiliates were either limited liability corporations, partnerships, or elected to be treated as S corporations for federal and state tax purposes. Consequently, the Company was not subject to federal income taxes because the owners include the Company's income in their own personal income tax return.

               Fair Value of Financial Instruments
               -----------------------------------

               Cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities and loans payable are reflected in the accompanying balance sheets at amounts considered by management to reasonably approximate fair value.

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED JUNE 30, 1997 AND 1996 AND
       FOR THE PERIOD FROM INCEPTION (DECEMBER 14, 1994) TO JUNE 30, 1995




     NOTE 3 - ACCOUNTS RECEIVABLE/CONCENTRATION OF CREDIT RISK

               The accounts receivable balance as of June 30, 1997 and 1996 is comprised of amounts receivable from five PC's. Collection by the Company of its usage fees from the PC's is based on the net realizability of the accounts receivable of the PC's. The Company maintains a security interest in all receivables billed on behalf of the PC's. A significant portion of the PC's receivables are concentrated among third party medical reimbursement organizations, principally insurance carriers, including Worker's Compensation and no-fault insurance. In addition, the PC's also render services for which collection is contingent upon the settlement of pending personal injury litigation (letters of protection). Payments for services covered by Workers' Compensation and no-fault insurance and letters of protection generally have long collection cycles. The Company considers the aging of the accounts receivable in determining the amount of allowance for uncollectible accounts.

     NOTE 4 - EQUIPMENT AND LEASEHOLD IMPROVEMENTS

               Equipment and leasehold improvements at June 30, 1997 and 1996 consisted of the following:

                                                  1997              1996
                                               ----------        ----------

               Medical equipment               $  543,106        $  337,170
               Medical equipment under
                 capital lease                    245,489             -
               Office equipment                    17,188             -
               Leasehold improvements             275,576           164,947
                                               ----------        ----------
                                                1,081,359           502,117
               Less: Accumulated depreciation     280,534           115,906
                                               ----------        ----------

                                               $  800,825        $  386,211
                                               ==========        ==========

               The equipment under capital lease had a book value of $234,441 at June 30, 1997.

               Depreciation and amortization charged to expense amounted to $164,628, $90,424 and $25,482 for the years ended June 30, 1997 and 1996 and for the period from inception (December 14, 1994) to June 30, 1995, respectively.

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED JUNE 30, 1997 AND 1996 AND
       FOR THE PERIOD FROM INCEPTION (DECEMBER 14, 1994) TO JUNE 30, 1995




     NOTE 5 - EQUIPMENT UNDER CONSTRUCTION

               On October 3, 1996, the Company entered into a contract with Vision Medical Services, Inc. to promote and install a picker 1.0 HPQ system within an MRI mobile trailer. The contract price of $525,000 is being financed through a construction loan with DVI Financial Services, Inc. ("DVI"). The loan provides for monthly payments of interest only (11.5% at June 30, 1997) at 3.0% above prime. Upon acceptance of the equipment, repayment of the loan is to be negotiated at mutually agreed upon terms. At all times, DVI will maintain a security interest in the equipment. As of June 30, 1997, $315,000 had been advanced under the loan agreement.

     NOTE 6 - CAPITAL LEASE OBLIGATIONS

               Capital lease obligations at June 30, 1997 and 1996 consisted of the following:

                                                         Amount         Amount
                                                       Due Within     Due After
                                                        One Year       One Year
                                                       ----------     ---------
               a)  Medical equipment - DVI Financial
                     Services, Inc.                    $   65,342     $  259,981
               b)  Medical equipment - DVI Financial
                     Services, Inc.                        25,911        106,129
               c)  Medical equipment - others              12,167         54,374
                                                       ----------     ----------

                       Total                           $  103,420     $  420,484
                                                       ==========     ==========


               a) During the year ended June 30, 1997, the Company entered into a capital lease transaction pursuant to which the Company received $349,738 to fund the purchase of equipment and for working capital. The lease calls for payment of $8,477 per month, including interest of 12.3% through August 31, 2001, is collateralized by the related equipment and is personally guaranteed by the members of Bronx.

               b) The Company has an obligation under a capital lease for the purchase of medical equipment aggregating $151,364. The lease calls for payments of $3,378 per month, including interest of 12.15% through August 2001, is collateralized by the related equipment and is personally guaranteed by the members of Bronx.

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED JUNE 30, 1997 AND 1996 AND
       FOR THE PERIOD FROM INCEPTION (DECEMBER 14, 1994) TO JUNE 30, 1995




     NOTE 6 - CAPITAL LEASE OBLIGATIONS (Continued)

               c) The Company has obligations under various capital leases for the purchase of medical equipment aggregating $94,125. The leases call for payments of $1,760 per month, including interest at rates averaging 13.0%, expiring at various dates through May 2002, and are collateralized by the related equipment and are personally guaranteed by the members of Bronx.

               Minimum future lease payments due under the capital lease obligations as of June 30, 1997 are as follows:

                           Year Ending
                            June 30,                                    Amount
                            --------                                  ----------
                               1998                                   $  162,226
                               1999                                      162,226
                               2000                                      162,226
                               2001                                      162,226
                               2002                                       24,218
                                                                      ----------
                                                                         673,122
                           Less:  Amount representing interest           149,218
                                                                      ----------

                           Present value of minimum lease payments       523,904
                           Less:  Current maturities                     103,420
                                                                      ----------
                                                                      $  420,484
                                                                      ==========

     NOTE 7 - EQUITY

               Common Stock - No Par Value
               ---------------------------

               Common stock - no par value - at June 30, 1997 and 1996 consisted of the following:

                                                          1997           1996
                                                       ----------      ---------

               Affordable Diagnostics, Inc.:
                 400 shares authorized, issued and
                 outstanding                           $    1,000    $    1,000

               NE Medical Billing Services, Inc.:
                 400 shares authorized, issued and
                 outstanding                                1,000         1,000
                                                       ----------    ----------

                       Total                           $    2,000    $    2,000
                                                       ==========    ==========

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED JUNE 30, 1997 AND 1996 AND
       FOR THE PERIOD FROM INCEPTION (DECEMBER 14, 1994) TO JUNE 30, 1995




     NOTE 8 - COMMITMENTS AND CONTINGENCIES

               Leases/Related Party Transactions
               ---------------------------------

               The Company rents four operating facilities under long-term lease agreements, one of which is with an entity owned by the officers /owners of the Company. The leases call for monthly payments aggregating $14,206 and expire at various dates through August 2001. The leases generally require the Company to pay utilities, taxes, insurance, and other costs. The leases include a provision for annual increases. The Company has recorded rent expense under the straight-line method based on the minimum rent payable over the period of the lease.

               At June 30, 1997, the Company has obligations under various operating leases for automobiles, office and medical equipment. The leases call for minimum monthly payments aggregating approximately $7,010 and expire at various dates through August 2001.

               Future minimum lease payments for all operating leases are as follows:

                             Year Ending
                              June 30,                                Amount
                             ----------                             ----------
                                 1998                               $  254,670
                                 1999                                  268,368
                                 2000                                  279,625
                                 2001                                  257,411
                                 2002                                  137,098
                             2003 and thereafter                       520,111
                                                                    ----------

                                                                    $1,717,283
                                                                    ==========

               Service Contracts
               -----------------

               As of June 30, 1997, the Company entered into service contracts with FONAR Corporation for their MRI scanners. The contracts require monthly payments aggregating $20,235 and expire at various dates through December 31, 2002.

               Marketing Contracts
               -------------------

               On December 1, 1996, the Company entered into marketing agreements with two companies requiring monthly payments aggregating $20,000. The term of the contracts are for ten years and may be cancelled by either party by giving 30-day notice.

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED JUNE 30, 1997 AND 1996 AND
       FOR THE PERIOD FROM INCEPTION (DECEMBER 14, 1994) TO JUNE 30, 1995




     NOTE 8 - COMMITMENTS AND CONTINGENCIES (Continued)

               Related Party Transactions
               --------------------------

               During the years ended June 30, 1997 and 1996 and for the period from inception (December 14, 1994) to June 30, 1995, the Company paid to entities owned by the officers of the Company the following costs and expenses:

                                         For the Years Ended     For the Period
                                              June 30,            from Inception
                                       --------------------- (December 14, 1994)
                                          1997          1996    to June 30, 1995
                                       ----------    ----------   --------------

               Rent                    $   37,000    $   32,000       $   15,000
               Reimbursement of
                 lease payments -
                 equipment                 26,000         1,000            -
               Capital expenditures         2,000       274,000          139,000
                                       ----------    ----------       ----------

                                       $   65,000    $  307,000       $  154,000
                                       ==========    ==========       ==========

               Risk and Uncertainties
               ----------------------

               The healthcare industry is highly regulated by numerous laws, regulations, approvals and licensing requirements at the federal, state and local levels. Regulatory authorities have very broad discretion to interpret and enforce these laws and promulgate corresponding regulation. The Company believes that its operations under agreements pursuant to which it is currently providing services are in compliance with these laws and regulations. However, there can be no assurance that a court or regulatory authority will not take the position to determine that the Company's operations may violate applicable laws or regulations. In such an event, the Company's business and its prospects could be materially and adversely affected.

               The Company believes that such expenses and costs paid, as indicated above, were on terms no less favorable to the Company than what the Company could have otherwise received from an unrelated party.

                   AFFORDABLE DIAGNOSTICS, INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED JUNE 30, 1997 AND 1996 AND
       FOR THE PERIOD FROM INCEPTION (DECEMBER 14, 1994) TO JUNE 30, 1995




     NOTE 9 - SUPPLEMENTAL CASH FLOW INFORMATION

                                        For the Years Ended     For the Period
                                              June 30,            from Inception
                                       --------------------- (December 14, 1994)
                                         1997          1996     to June 30, 1995
                                      ----------    ----------    --------------

               Cash paid for:
                 Interest             $   97,103    $    -            $    -
                                      ==========    ==========        ==========

                 Taxes                $    -        $    -            $    -
                                      ==========    ==========        ==========



               Non-Cash Transactions
               ---------------------

               For the Year Ending June 30, 1997:

               a) The Company entered into capital leases for the purchase of medical equipment aggregating $245,489.

               b) The Company entered into a construction loan to finance the purchase of medical equipment. As of June 30, 1997, $315,000 was advanced under the agreement.